UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-05984

                                 The New Ireland Fund, Inc.

(Exact name of registrant as specified in charter)

BNY Mellon Investment Servicing (US) Inc.

One Boston Place, 34th Floor

                                 Boston, MA 02108

(Address of principal executive offices) (Zip code)

BNY Mellon Investment Servicing (US) Inc.

One Boston Place, 34th Floor

                                 Boston, MA 02108

(Name and address of agent for service)

Registrant’s telephone number, including area code:  508 871 8500

Date of fiscal year end:  October 31

Date of reporting period: April 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Semi-Annual Report

April 30, 2015

Managed Distribution Policy: The Board of Directors (the “Board”) of The New Ireland Fund, Inc. (the “Fund”) has authorized a managed distribution policy to pay quarterly distributions at an annual rate, set once a year, that is a percentage of the Fund’s net asset value (“NAV”) at its most recent fiscal year end. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s managed distribution policy exemptive order. The Board may amend or terminate the managed distribution policy at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the managed distribution policy. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s managed distribution policy.

Distribution Disclosure Classification: The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The distributions for the six-months ended April 30, 2015 consisted of 100% net realized long-term capital gains.

In January 2015, a Form 1099-DIV was sent to shareholders, which stated the amount and composition of distributions and provided information with respect to their appropriate tax treatment for the 2014 calendar year.

Cover Photograph - Convention Centre, Dublin

Provided Courtesy of Tourism Ireland

Letter to Shareholders

Dear Shareholder,

Ireland continues to do very well with its gross domestic product (“GDP”) running at around 5%, which is the highest in the European Union. With retail sales growing solidly, along with the country’s exports, consumer and business confidence continues to move in the right direction and employment continues to increase, rising by 1.4% in 2014. Alongside most other European countries, inflation continues to be at a very low level and, in fact has actually dropped in recent months. As a result of these factors, together with a reduction in its level of debt, Ireland has been able to considerably reduce its cost of borrowing and its rating has improved significantly over the past few years.

For the past six months, the Irish Stock Market Index (“ISEQ”) has outperformed most stock markets with a growth of 28.9% in local terms and 15.3% in U.S. dollar terms. Alongside this, the New Ireland Fund’s (the “Fund”) net asset value (“NAV”) has also performed positively, returning an increase of 14.7% over the six-month period to the end of April 2015.

As shown on the inside front cover of this Report and, as mentioned in prior reports, in June of 2014, the Fund announced that the Board of Directors (the “Board”) had approved a Managed Distribution Policy in order to provide a steady and sustainable quarterly cash distribution to shareholders. In December 2014, the distribution rate, which is reviewed once a year, was set at an annual rate of 8% for fiscal 2015.

On June 3, 2015, the Fund announced that it will pay cash dividends of $0.28343 per share on June 25, 2015, to all shareholders of record on June 18, 2015.

Performance

Over the most recent fiscal quarter, the Fund’s NAV increased by 11.1% in U.S. Dollar terms* to $15.57, as compared to the broad ISEQ, which returned 11.3% and the MSCI Ireland All Capped Index (“MSCI”) which returned 15.1% over the period. For the first six months of the fiscal year, the Fund’s NAV increased by 14.7% as compared to an increase of 15.3% in the ISEQ and 18.4% in the MSCI over the same period. For the 12 months ended April 30, 2015, the Fund returned 2.2%, slightly ahead of the comparable ISEQ return of 1.9% and in line with the MSCI return of 2.3%.

When compared to the broad European benchmark index, the Euro Stoxx 50, the ISEQ index outperformed by 3.6% for the past quarter and by almost 9.0% over the last 12 months. Compared to the S&P 500 Index, the ISEQ had strongly out-performed by 7.0% over the quarter and outperformed by 13.1% over 12 months (in local currency terms). A significant feature of returns over the 12 months has been the strength of the U.S. dollar, which has dampened returns to the U.S. investor. The U.S. dollar strengthened by 11.8% and 23.7% over the last six and twelve months respectively.

*	All returns are quoted in U.S. dollars unless otherwise stated.

The first calendar quarter of 2015 was a strong one for equity markets generally, with the MSCI World Equity Index rising by more than 15% in euro terms. The euro zone was by far the strongest market in local currency terms, rising by 18.7%, with the main factors behind this strength being the weakness of the euro (which helps exporters and European companies with overseas earnings), the weakness of oil prices, and the enhanced Quantitative Easing (“QE”) implemented by the European Central Bank (“ECB”). Other markets also showed strength (in local currency), with Japan rising by just over 10% and emerging markets gaining just under 5%. Bonds also performed well during the quarter as the euro zone over-5 year bond index rose by almost 7% - helped of course by the ECB’s announcement that it would buy $60 billion of European bonds each month, in its QE program.

The ISEQ index continued the positive trend into 2015 and returned 15.3% in U.S. dollar terms for the six-months ending April 30.

There was no particular sectoral performance pattern over the period and strength was on a stock-by-stock basis. In particular, there were positive returns from some of the portfolios more cyclical names such as Smurfit Kappa Group plc and CRH plc. Names in the Food sector, such as Aryzta and C&C plc featured amongst the weaker names.

Irish Economic Review

The Irish economy continues to grow strongly. For 2014, GDP growth was just under 5%, while gross national product (“GNP”) grew slightly faster (5.2%). For reasons outlined in previous reports (e.g. aircraft leasing activity, profit repatriations by multi-national corporations, expiry of key pharmaceutical patents, and contract manufacturing), GDP statistics are not a particularly good measure of short-term economic activity in Ireland, and tend to be highly volatile. But a range of other indicators also signal that the economy is growing at a very solid rate.

Retail sales are growing solidly, increasing by 5.1% in 2014, in volume terms (i.e. excluding the impact of inflation). The growth rate is lower if new auto sales are excluded, but nonetheless it is a clear indication of the improvement of the consumer sector. Recent data has maintained the strong trend, with year-on-year growth of 8 to 9% in each of the first three months of the calendar year.

Consumer confidence has shown a broadly similar positive pattern, improving from an index level of about 50 in early 2013 to around 100 at present. There are presumably many factors behind this surge, with the substantial decline in unemployment, and the mildly expansionary 2015 Budget (with minor tax cuts and some spending increases) being important factors.

Business confidence, as measured by the Purchasing Manager Index (PMI) for the manufacturing sector, has, like many other economic indicators, been consistently positive in recent months. The index has remained above the crucial 50 level since May 2013, indicating an expansion of manufacturing activity in each month since that time. The index remains very firmly in expansion territory.

There continues to be a steady trend downwards in unemployment, as measured by the “live register.” The number of unemployed on this measure has fallen from a peak of 449,000 in August of 2011 to 349,500 in April of this year. The unemployment rate has also declined and recently dropped to a level of 9.8%, down from a peak of 14.9%. Ireland’s unemployment rate is now substantially below the euro zone average. Separate employment statistics confirm the improved conditions, with employment rising by 1.4% in the year to last November (the last available data point). The detail of the employment statistics is encouraging, with most new jobs being full-time/permanent rather than temporary.

The headline rate of inflation has been very low in recent months. In early 2013, the rate stood at 1.2%, but from December to March it was negative. In March, the rate stood at -0.6%. The Harmonized inflation rate (the common measure of inflation used by all European Union (“EU”) countries, which among other things excludes the impact of mortgage interest rates) was also very low at -0.3%. The ECB is forecasting just 0.7% for headline inflation in 2015 (up from its previous forecast almost entirely due to the inclusion of new water charges in the Consumer Price Index) and 1.7% in 2016, as lower energy prices fall out of the year-on-year comparison, and the weakness of the euro pushes up imported goods prices.

Demand for credit from businesses and households continues to remain depressed. The annual rate of change in loans to households was -3.2% in March, which is very weak although it does represent a mild improvement relative to earlier months. Lending to the non-financial corporate sector declined by 8.9% over the same period - a further deceleration during the quarter. These numbers appear to show that while a genuine economic recovery is underway, it is certainly not being fuelled by credit growth.

The government deficit was just under €8.2 billion in 2014, while the “General Government Balance,” a standardized EU measure of the deficit, is estimated at 4.1% of GDP, well below the 4.8% expected for the year, and down significantly from the 7.2% outturn for 2013. The debt/GDP ratio is estimated to have peaked in 2013, at about 116%, and fell back to about 110% at the end of 2014; however this overstates the real level of indebtedness as it excludes very large cash balances. The “net” debt to GDP ratio, which takes account of cash balances, was significantly lower at about 90%. We forecast a fiscal deficit this year of about 2.2% of GDP, which is after the impact of some modest tax cuts and spending increases for 2015.

This progress has been received very well by the financial markets, where Ireland has been able to raise funds at very low rates. Indeed, Ireland’s 10-year bond yield, at just 1.7% at the time of writing, is at an exceptionally low level and is well below that of the U.S. (2.4% at the time of writing). All three main rating agencies now judge Ireland’s debt to be investment grade, and two of the three assign an “A” grade to Ireland - at least four notches above the minimum for investment grade status. We also expect the third agency, Moody’s, to upgrade its rating in the months ahead. The government’s fiscal position has been further helped by agreement on early repayment of loans from the International Monetary Fund (“IMF”). Those loans are relatively expensive and are being replaced by much lower cost borrowing. As mentioned above, the Irish government can now borrow 10-year debt at just 1.7%, making it very attractive to pay off the IMF debt with interest rates of between 3.5% and 4%.

For 2015, the Central Bank of Ireland is forecasting GDP growth of +4.0%, reflecting the strong outlook for both investment and consumer spending. Technically this represents a slowdown from the estimated 4.8% growth rate in 2014, but various statistical distortions affect both numbers and, in reality, activity will probably grow at a similar rate in both years. The strong growth stems from a bounce back in consumer and business sentiment, the end of fiscal austerity policies and some give-back in terms of modest tax cuts, reasonable growth in most trading partners (especially the U.S. and U.K.), and the improvement in the banking system. The primary risk to growth is the possibility of disruption following a possible Greek exit from the euro zone, which at the time of writing seems unlikely. Looking into 2016 and beyond, political risk is high as a general election is due in early 2016, and opinion polls show that far-left and radical parties may do very well in those elections, though are still unlikely to win an outright majority.

Equity Market Review

For the most recent quarter and six-month period, most global equity markets posted positive returns; however, as can be seen in the table below, they were impacted by the strength of the U.S. dollar, particularly over the six month period.

	Quarter Ended April 30, 2015		Six Months Ended April 30, 2015

Market	Local	USD$	Local	USD$
Irish Equities (ISEQ)	12.1%	11.3%	28.9%	15.3%

U.S. equities (S&P 500)	5.1%	5.1%	4.4%	4.4%
U.S. Equities (NASDAQ)	6.9%	6.9%	7.3%	7.3%
U.K. Equities (FTSE 100)	4.5%	6.9%	8.3%	4.1%
Japanese Equities (Topix)	13.5%	11.4%	20.6%	13.0%

Dow Jones Eurostoxx 50	8.5%	7.8%	17.5%	5.1%
German Equities (DAX)	7.1%	6.4%	22.8%	9.8%
French Equities (CAC40)	10.3%	9.6%	20.4%	7.7%
Dutch Equities (AEX)	9.4%	8.7%	20.3%	7.6%

Note-Indices are total gross return

Source: DataStream

Major Fund stock capital moves over the six months to April 30, 2015 (in U.S. dollar terms)

Strongest		Weakest
Smurfit Kappa Group	50.5%	CPL Resources	-23.6%
Aer Lingus Group	47.7%	Aryzta AG	-18.7%
Glanbia	31.9%	C&C Group	-7.9%
Irish Continental Group	30.1%	Bank of Ireland	-1.4%
CRH	29.4%	Total Produce	0.3%

Highlights regarding some of the significant contributors to the Fund’s performance are detailed below:

Smurfit Kappa Group plc: The stock performed very strongly driven by a combination of strong underlying operating growth and earnings upgrades by analysts. Following strong earnings growth, the company announced a dividend payment of 40 cent (+30%) payable in May 2015, which was well received. The company also benefitted from its large exposure to the European markets where the demand outlook continues to improve, along with key markets in the Americas.

Aer Lingus Group plc: At an underlying operating business level, Aer Lingus has performed very strongly over recent quarters, which has helped the share price performance. In particular strong passenger and revenue growth on its transatlantic routes have been a driver of growth, producing a 36.9% increase in long-haul revenues. The share price was further boosted by a takeover bid for the company from the British Airways owned IAG Group. This is ongoing. Weakness in the oil price was also a major positive for Aer Lingus with fuel costs being one of their major inputs.

Glanbia plc: The Glanbia Group has continued to deliver strong growth particularly from its Global Performance Nutrition (“GPN”) brands, which continue to show good performance. Innovation continues to be central to the growth model in GPN and recent launches, including Gold Standard Pre-Workout and Optimum Nutrition Protein Energy, are performing well with positive feedback from both the trade and consumers. The management team continue to deliver a strong and reassuring message about the company and its outlook. The Food Manufacturing sector in general has been a strong performer over recent quarters and Glanbia also benefitted from that.

Irish Continental Group plc: The stock price performed well, based on strong underlying earnings and dividend growth. The company also launched a new ship and this contributed to strong volume growth over the period. The number of Passengers carried are ahead of last year, with cars carried and Rollon/Rolloff (RORO) freight volumes significantly ahead of 2014. Lower world fuel prices have softened the impact of the introduction of the low sulphur directive in the English Channel and are also providing a stimulus to the transportation sector generally. Broad exposure to the strongly recovering Irish economy also helped the stock.

CRH plc: Over recent years CRH has been heavily restructuring itself at an operational level, cutting costs and divesting non-core divisions. Europe has been the focus of this restructuring over the past 18 months, which has been driven by the recently appointed new CEO. These actions in themselves were helping the share price in a positive sense but, over recent months, the company announced its largest ever takeover bid for an attractive asset portfolio, which must be disposed of for competition reasons, from the merger between competitors Holcim & Lafarge. This deal will be a material boost to CRH earnings and the share price has responded accordingly. On top of this the share price has benefitted from U.S. dollar strength as this boosts its North American earnings when translated to euros.

CPL Resources plc: CPL is an employment agency, strongly linked to growth in the Irish economy. As a cyclical company, it has not yet delivered strong earnings growth, as have some more industrially geared cyclicals in the stockmarket. There has been no fundamental negatives for the company over the period although the stock has languished, and drifted into negative share price performance territory, in the absence of positive catalysts. In the meantime the stock looks cheap and has a particularly strong balance sheet.

Aryzta AG: Aryzta has struggled in delivering earnings growth over recent quarters and downward revisions to earnings have resulted in a negative share price performance. The company management has been restructuring and repositioning the global group over recent years and has clearly come up against some execution risks across its markets, particularly related to its North American bakery goods sales. The company announced its intention to acquire a French frozen foods group Picard but the market has not reacted positively to the proposal.

C&C Group plc: Poor underlying performance from its expansion into the U.S. cider beverage market has resulted to earnings downgrades and underperformance by the group. This is a highly competitive marketplace and the stockmarket is sceptical about the company’s ability to succeed there. The stock remains cheap with strong underlying cash flows.

Bank Of Ireland Group plc: The stock has essentially tread water over the last six months with no negative news in particular to report. The Bank has continued to recover its underlying operating earnings and to strengthen its balance sheet. The sale of large amounts of the remaining stock holdings of investors such as Wilbur Ross, over recent quarters, has probably led to some overhang on the share price.

Total Produce plc: The stock price made no progress over the period as concerns about its exposure to the Russian market held the stock back. The food sanctions imposed over the Ukrainian impasse affected fresh food distribution across Europe. Subsequent results from Total Produce were in line with expectations and showed no material adverse issues from its Russian exposures. The stock remains attractively valued.

Market Outlook

Despite the strong returns achieved in the year-to-date, for euro investors in particular, we continue to believe that equities can make further progress over the next 12 to 18 months. It is worth highlighting that, in absolute valuation terms, global equities are no longer cheap, as the MSCI World Equity Index is now on a price-earning (“P/E”) ratio (using 12 month trailing earnings) of 18x versus the 16.9x historic average, and therefore equities are now above fair value, relative to history. Our core expectation is that further upward progress will be in line with earnings, and dividend growth, rather than by further P/E expansion. Our forecast of a slow-but-sure economic recovery should support this.

There is perhaps a 20% chance that equities will continue to perform strongly and to rerate further upwards to a P/E of 20x. In a world where many major central banks are continuing to make strong efforts to boost growth (and inflation), through QE and other means, liquidity continues to flow into the financial system, which could drive asset prices strongly upwards, although the real economy may take a little while to reflect this. This liquidity generation has already had a strong impact on government bond markets - with many euro zone government bonds yields being below zero for periods out to seven years, or longer in some cases.

Although bonds are the traditional alternative to equities, with such low current yields on bonds, together with very low, or indeed negative, rates on deposits, equities are being looked on as more attractive with appealing dividend yields in the region of 4%.

With the markets being in a recovery mode for the past six years, looking into the future, there are a number of concerns. Some of the key issues to watch will be the following:

•	The U.S. economy - will growth resume from a weak Q1.

•	Chinese growth - any further significant slowdown could be a significant negative for global equities.

•	The impact of ‘QE’ in Europe - an obvious issue to watch is whether the program will bear fruit, and Greece will also remain in the European headlines.

•	Future prices of bonds - the continuance of current bond yields, in most markets, do not look likely although they could do so for a while. To pinpoint when, or how, the yields will rise is difficult.

•	For Ireland specifically, the outlook seems positive and should be a strong driver for earnings, for the stock market, and, in particular, for domestically exposed stocks.

•

Also for Ireland, a specific risk will be politics, with a general election taking place before the end of April 2016, which could mean a change in government, although it is hoped that, if there is a change, the approach to the country’s economy would not change.

We remain positive in relation to the outlook for the Fund’s portfolio and for stock picking opportunities. We view the portfolio as being nicely balanced and, as the economy and the market continues to grow, we are seeing the emergence of new stocks on the market, through new offerings, such as Malin Corp. plc, which the Fund recently purchased.

Sincerely

Peter J. Hooper	Sean Hawkshaw
Chairman	Director & President
June 19, 2015	June 19, 2015

Investment Summary (unaudited)

Total Return (%)

	Market Value (a)		Net Asset Value (a)
	Cumulative	Average Annual (b)	Cumulative	Average Annual (b)
Six Months	14.04	14.04	14.73	14.73
One Year	1.03	1.03	2.19	2.19
Three Year	76.59	20.87	80.06	21.66
Five Year	94.91	14.28	92.94	14.05
Ten Year	60.63	4.85	65.66	5.18

Per Share Information and Returns

	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	Six Months Ended April 30, 2015
Net Asset Value ($)	24.36	32.55	30.95	10.18	8.20	7.70	8.45	9.59	14.24	14.17	15.57
Income Dividends ($)	(0.03)	(0.16)	(0.24)	(0.36)	(0.33)	—	(0.06)	(0.02)	—	(0.07)	—
Capital Gains
Other Distributions ($)	—	(1.77)	(2.40)	(4.86)	(2.76)	—	—	—	—	(0.30)	(0.57)
Total Net Asset Value Return (%) (a) (b)	17.51	45.97	2.88	-58.62	26.91	-6.10	10.69	13.82	48.49	2.39	14.73

Notes

(a)	Total Market Value returns reflect changes in share market prices and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Dividend Reinvestment and Cash Purchase Plan (the “Plan”). Total Net Asset Value returns reflect changes in share net asset value and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Plan. For more information with regard to the Plan, see page 23.
(b)	Periods less than one year are not annualized.

Past results are not necessarily indicative of future performance of the Fund.

Portfolio by Market Sector as of April 30, 2015

(Percentage of Net Assets) (unaudited)

Top 10 Holdings by Issuer as of April 30, 2015 (unaudited)

Holding	Sector	% of Net Assets
Ryanair Holdings PLC	Transportation	21.04%
CRH PLC	Construction and Building Materials	14.81%
Aryzta AG	Food and Agriculture	5.74%
Paddy Power PLC	Leisure and Hotels	4.84%
Smurfit Kappa Group PLC	Forest Products and Paper	4.76%
Glanbia PLC	Food and Beverages	4.74%
Kingspan Group PLC	Construction and Building Materials	4.62%
Bank of Ireland (The)	Financial	4.41%
Kerry Group PLC, Series A	Food and Beverages	4.34%
Dragon Oil PLC	Energy	4.09%

The New Ireland Fund, Inc.

Portfolio Holdings (unaudited)

April 30, 2015	Shares	Value (U.S.) (Note A)

COMMON STOCKS (99.02%)
COMMON STOCKS OF IRISH COMPANIES (95.06%)

Agricultural Operations (1.93%)
Origin Enterprises PLC	168,589	$1,516,965

Business Support Services (2.27%)
CPL Resources PLC	283,784	1,777,585

Construction and Building Materials (21.70%)
CRH PLC	412,662	11,613,373
Grafton Group PLC-UTS	140,249	1,775,959
Kingspan Group PLC	182,544	3,624,616

		17,013,948

Energy (4.09%)
Dragon Oil PLC**	340,286	3,203,741

Financial (8.22%)
Bank of Ireland (The)*	8,939,086	3,455,755
Green, REIT, PLC	594,917	1,049,948
Irish Residential Properties REIT, plc	1,616,514	1,936,368

		6,442,071

Food and Agriculture (5.74%)
Aryzta AG	66,872	4,501,994

Food and Beverages (9.76%)
C&C Group PLC	37,605	152,287
Glanbia PLC	200,389	3,716,230
Kerry Group PLC, Series A	46,343	3,402,946
Total Produce PLC	312,862	384,232

		7,655,695

Forest Products and Paper (4.76%)
Smurfit Kappa Group PLC	121,836	3,734,591

Healthcare (1.58%)
Malin Corp PLC*	100,000	1,238,206

Industrials (3.11%)
One Fifty One PLC*	1,450,000	2,437,193

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Portfolio Holdings (unaudited) (continued)

April 30, 2015	Shares	Value (U.S.) (Note A)

COMMON STOCKS (continued)

Leisure and Hotels (6.38%)
Dalata Hotel Group PLC*	300,000	$1,210,193
Paddy Power PLC	42,454	3,793,849

		5,004,042

Media (0.32%)
Independent News & Media PLC*	1,212,051	247,185

Transportation (25.20%)
Aer Lingus Group PLC	402,193	1,045,570
Irish Continental Group PLC-UTS	494,584	2,216,822
Ryanair Holdings PLC	911,868	10,698,167
Ryanair Holdings PLC-Sponsored ADR	89,418	5,798,757

		19,759,316

TOTAL COMMON STOCKS OF IRISH COMPANIES (Cost $51,635,733)		74,532,532

COMMON STOCKS OF FRENCH COMPANIES (3.96%)

Construction and Building Materials (3.96%)
Cie de St-Gobain	68,078	3,104,788

TOTAL COMMON STOCKS OF FRENCH COMPANIES (Cost $3,757,767)		3,104,788

TOTAL COMMON STOCKS (Cost $55,393,500)		$77,637,320

TOTAL INVESTMENTS (99.02%) (Cost $55,393,500)		77,637,320
OTHER ASSETS AND LIABILITIES (0.98%)		771,097

NET ASSETS (100.00%)		$78,408,417

*		Non-income producing security.
**		Issuer has limited activities in Ireland, but is considered an Irish company under the Fund’s Investment Policies as a result of being organized under the laws of Ireland.
ADR	–	American Depositary Receipt traded in U.S. dollars.
UTS	–	Units

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Portfolio Holdings (unaudited) (continued)

The Inputs of methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. The summary of inputs used to value the Fund’s net assets as of April 30, 2015 is as follows (See Note A – Security Valuation and Fair Value measurements in the Notes to Financial Statements):

	Total Value at 04/30/15	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities *	$77,637,320	$77,637,320	$—	$—

*	See Portfolio Holdings detail for country breakout.

At the end of the six-month period ended April 30, 2015, an investment with a total aggregate value of $2,437,193 was transferred from Level 2 to Level 1 because the security traded on the last day of the quarter.

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statement of Assets and Liabilities (unaudited)

April 30, 2015

ASSETS:
Investments at value (Cost $55,393,500) See accompanying schedule	U.S.	$77,637,320
Cash		126,803
Foreign currency (Cost $55,772)		56,430
Dividends receivable		632,428
Prepaid expenses		171,973

Total Assets	U.S.	$78,624,954

LIABILITIES:
Printing fees payable	U.S.	$30,258
Accrued legal fees payable		55,605
Investment advisory fee payable (Note B)		81,202
Accrued audit fees payable		21,076
Administration fee payable (Note B)		21,333
Directors’ fees and expenses		4,701
Accrued expenses and other payables		2,362

Total Liabilities		216,537

NET ASSETS	U.S.	$78,408,417

AT APRIL 30, 2015 NET ASSETS CONSISTED OF:
Common Stock, U.S. $.01 Par Value - Authorized 20,000,000 Shares Issued and Outstanding 5,035,192 Shares	U.S.	$50,352
Additional Paid-in Capital		51,753,753
Undistributed Net Investment Income		433,338
Accumulated Net Realized Gain		3,946,754
Net Unrealized Appreciation of Securities, Foreign Currency and Net Other Assets		22,224,220

TOTAL NET ASSETS	U.S.	$78,408,417

NET ASSET VALUE PER SHARE (Applicable to 5,035,192 outstanding shares) (authorized 20,000,000 shares)
(U.S. $78,408,417 ÷ 5,035,192)	U.S.	$15.57

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statement of Operations

			For the Six Months Ended April 30, 2015 (unaudited)

INVESTMENT INCOME
Dividends			U.S.	$1,167,880
Less: foreign taxes withheld				(375)

TOTAL INVESTMENT INCOME				1,167,505

EXPENSES
Investment advisory fee (Note B)	U.S.	$235,160
Directors’ fees		86,934
Legal fees		68,144
Administration fee (Note B)		64,000
Compliance fees		33,596
Printing and mailing expenses		30,445
Insurance premiums		24,795
Audit fees		21,076
Custodian fees (Note B)		13,612
Transfer agent fees		9,488
Other		50,137

TOTAL EXPENSES				637,387

NET INVESTMENT INCOME			U.S.	$530,118

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
Realized gain/(loss) on:
Securities transactions		5,613,642
Foreign currency transactions		(95,373)

Net realized gain on investments and foreign currency during the period				5,518,269

Net change in unrealized appreciation/(depreciation) of:
Securities		3,853,941
Foreign currency and net other assets		2,981

Net unrealized appreciation of investments and foreign currency during the period				3,856,922

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY				9,375,191

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS			U.S.	$9,905,309

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statements of Changes in Net Assets

	Six Months Ended April 30, 2015 (unaudited)		Year Ended October 31, 2014

Net investment income/(loss)	U.S.	$530,118	U.S.	$(201,075)
Net realized gain on investments and foreign currency transactions		5,518,269		9,146,296
Net unrealized appreciation/(depreciation) of investments, foreign currency holdings and net other assets		3,856,922		(7,407,281)

Net increase in net assets resulting from operations		9,905,309		1,537,940

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income		—		(352,403)
Net realized gains		(2,854,249)		(1,522,893)

Total distributions		(2,854,249)		(1,875,296)

CAPITAL SHARE TRANSACTIONS:
Value of 0 and 870 shares issued, respectively, to shareholders in connection with a stock distribution (Note E)		—		11,092

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS		—		11,092

Total increase/(decrease) in net assets		7,051,060		(326,264)

NET ASSETS
Beginning of period		71,357,357		71,683,621

End of period (Including accumulated/undistributed net investment income/(loss) of $433,338 and $(96,780), respectively)	U.S.	$78,408,417	U.S.	$71,357,357

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Financial Highlights (For a Fund share outstanding throughout each period)

	Six Months Ended April 30, 2015 (unaudited)			Year Ended October 31,
				2014	2013		2012	2011	2010

Operating Performance:
Net Asset Value, Beginning of Period	U.S.	$14.17		$14.24	$9.59		$8.45	$7.70	$8.20

Net Investment Income/(Loss)		0.11		(0.04)	0.11		(0.04)	0.01	0.05
Net Realized and Unrealized Gain/(Loss) on Investments		1.86		0.34	4.51		1.11	0.76	(0.61)

Net Increase/(Decrease) in Net Assets Resulting from Investment Operations		1.97		0.30	4.62		1.07	0.77	(0.56)

Distributions to Shareholders from:
Net Investment Income		—		(0.07)	—		(0.02)	(0.06)	—
Net Realized Gains		(0.57)		(0.30)	—		—	—	—

Total from Distributions		(0.57)		(0.37)	—		(0.02)	(0.06)	—

Anti-Dilutive/(Dilutive) Impact of Capital Share Transactions		—		—	0.03	(a)	0.09 (b)	0.04 (c)	0.06 (d)

Net Asset Value, End of Period	U.S.	$15.57		$14.17	$14.24		$9.59	$8.45	$7.70

Share Price, End of Period	U.S.	$13.38		$12.25	$12.40		$8.84	$7.61	$6.51

Total NAV Investment Return (e)		14.73%	*	2.39%	48.49%		13.82%	10.69%	(6.10)%

Total Market Investment Return (f)		14.04%	*	1.65%	40.27%		16.50%	17.91%	(8.18)%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	U.S.	$78,408		$71,357	$71,684		$49,468	$54,066	$51,428
Ratio of Net Investment Income/(Loss) to Average Net Assets		1.43%	**	(0.26)%	0.95%		(0.39)%	0.15%	0.69%
Ratio of Operating Expenses to Average Net Assets		1.72%	**	1.68%	2.05%		2.66%	2.22%	2.02%
Portfolio Turnover Rate		18%	*	29%	35%		21%	23%	11%

(a)	Amount represents $0.03 per share impact for shares repurchased by the Fund under the Share Repurchase Program.
(b)	Amount represents $0.09 per share repurchased by the Fund. $0.09 per share impact represents $0.06 for shares repurchased under the Share Repurchase Program and $0.03 per share impact related to the Tender Offer, which was completed in June, 2012.
(c)	Amount represents $0.04 per share impact for shares repurchased by the Fund under the Share Repurchase Program.
(d)	Amount represents $0.06 per share impact for shares repurchased by the Fund under the Share Repurchase Program.
(e)	Based on share net asset value and reinvestment of distribution at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
(f)	Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
*	Periods less than one year are not annualized.
**	Annualized.

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited)

The New Ireland Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation through investment primarily in equity securities of Irish companies. The Fund is designed for U.S. and other investors who wish to participate in the Irish securities markets. In order to take advantage of significant changes that have occurred in the Irish economy and to advance the Fund’s investment objective, the investment strategy now has a bias towards Ireland’s growth companies.

Under normal circumstances, the Fund invests at least 80% of its total assets in Irish equity and fixed income securities. At least 65% of the Fund’s total assets will be invested in equity securities of issuers organized under the laws of Ireland (“Irish Companies”). Accordingly, the Fund’s assets invested in equity securities of Irish Companies may include investments in Companies that are organized in Ireland, but have limited business activities in Ireland. The remaining 20% of the Fund’s assets may be invested in other types of securities, including equity and debt securities of issuers from throughout the world regardless of whether such issuers are or may be affected by developments in the Irish economy or Ireland’s international economic relations. The Fund may invest up to 25% of its assets in equity securities that are not listed on any securities exchange.

To the extent the Fund invests in Irish Companies that have limited business activities in Ireland, or in non-Irish companies that have no economic ties to Ireland, its performance may diverge, perhaps materially, from the performance of the Irish economy and securities markets, and the Fund may be exposed to the risks of countries in which these companies are located or have their principal business activities.

A. Significant Accounting Policies:

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available, or whose values have been materially affected by events occurring before the Funds’ pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the Board of Directors to represent fair value. Short-term securities that mature in 60 days or less are valued at amortized cost.

Fair Value Measurements: As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. Generally Accepted Accounting Principles (“GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

Level 2 – observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. A summary of the levels of the Fund’s investments as of April 30, 2015 is included with the Fund’s Portfolio of Holdings.

At the end of each fiscal quarter, management evaluates the Level 2 and Level 3 assets and liabilities, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Dividends and Distributions to Stockholders: The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

U.S. Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. federal income taxes is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (October 31, 2014, 2013 and 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the spot rate of such currencies against U.S. Dollars by obtaining from Interactive Data Corp. each day the current 4:00 pm London time spot rate and future rate (the future rates are quoted in 30-day increments) on foreign currency contracts. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

Securities Transactions and Investment Income: Securities transactions are recorded based on their trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. Management Services:

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with Kleinwort Benson Investors International Ltd. (“KBII”). Under the Investment Advisory Agreement, the Fund pays a monthly fee at an annualized rate equal to 0.65% of the value of the average daily net assets of the Fund up to the first $50 million, 0.60% if the value of the average daily net assets of the Fund over $50 million and up to and including $100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million. In addition, KBII provides investor services to existing and potential shareholders.

The Fund has entered into an administration agreement (the “Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”). The Fund pays BNY Mellon an annual fee payable monthly. During the six months ended April 30, 2015, the Fund incurred expenses of U.S. $64,000 in administration fees to BNY Mellon.

The Fund has entered into an agreement with U.S. Bank, N.A. to serve as the custodian for the Fund’s assets. During the six months ended April 30, 2015, the Fund incurred expenses for U.S. Bank, N.A. of U.S. $13,612.

The Fund has entered into a transfer agency and registrar services agreement (the “Transfer Agency and Registrar Services Agreement”) with American Stock Transfer &

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

Trust Company, LLC (“AST”) to serve as transfer agent for the Fund. During the six months ended April 30, 2015, the Fund incurred expenses for AST of U.S. $9,488.

C. Purchases and Sales of Securities:

The cost of purchases and proceeds from sales of securities for the six months ended April 30, 2015, excluding U.S. government and short-term investments, aggregated to U.S. $13,437,098 and U.S. $13,321,201, respectively.

D. Components of Distributable Earnings:

At October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Qualified Late Year Losses Deferred	Undistributed Ordinary Income	Undistributed Long-Term Gains	Net Unrealized Appreciation
$—	$96,780	$—	$1,282,734	$18,367,298

As of October 31, 2014, the Fund had no capital loss carryforwards. During the year ended October 31, 2014, U.S. $4,924,318 of capital loss carryforward was utilized.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses (those earned in taxable years beginning after December 22, 2010) may be carried forward indefinitely and must retain the character of the original loss.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and appreciation, on assets and liabilities in foreign currencies on a tax basis as of April 30, 2015, were as follows:

Total Cost of Investments	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Foreign Currency	Net Unrealized Appreciation
$55,393,500	$28,026,091	$(5,782,271)	$22,243,820	$(19,600)	$22,224,220

E. Common Stock:

For the six months ended April 30, 2015, the Fund issued 0 shares in connection with stock distribution. For the year ended October 31, 2014, the Fund issued 870 shares in connection with stock distribution.

F. Share Repurchase Program:

In accordance with Section 23(c) of the 1940 Act, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the six months ended April 30, 2015, the Fund did not repurchase any of its shares.

For the year ended October 31, 2014, the Fund did not repurchase any of its shares.

G. Market Concentration:

Because the Fund concentrates its investments in securities of Irish Companies, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

H. Risk Factors:

Investing in the Fund may involve certain risks including, but not limited to, those described below.

The prices of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented, equity-type securities generally purchased by the Fund may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.

I. Subsequent Event:

Management has evaluated the impact of all subsequent events, if any, on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

Additional Information (unaudited)

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”) approved by the Fund’s Board of Directors (the “Directors”), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company LLC (the “Plan Agent”) is instructed otherwise by the shareholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Fund shares registered in street names may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These shareholders should consult their broker-dealer for details. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The New Ireland Fund, Inc.

The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. (“NYSE”), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the NYSE or elsewhere, with the cash in respect of such dividend or distribution, for the participants’ account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, monthly, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund’s common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market, at the prevailing market price, on the 15th of each month or the next business day shares are traded if the 15th is a Saturday, Sunday or holiday. Voluntary cash payments must be received by the Plan Agent at least two business days prior to such investment date. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing of voluntary cash payments to the participant’s account. It is suggested that the participants send in voluntary cash payments to be received by the Plan Agent ten days prior to the investment date. Interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

Additional Information (unaudited) (continued)

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and U.S. federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant and a transaction fee of $2.50 (which will be deducted from the participant’s voluntary cash payment investment). Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Participants may sell some or all their shares. This can be done either online at www.amstock.com, via telephone, toll free, at 1-800-243-4353 or by submitting the transaction request form at the bottom of the participant’s statement. Requests received either via the Internet or telephone by 4:00 pm, Eastern time, or via the mail by 12:00 pm, Eastern time, will generally be sold the next business day shares are traded. There is a transaction fee of $15 and $0.10 per share commission on sales of shares.

Neither the Fund nor the Plan Agent will provide any advice, make any recommendations, or offer any opinion with respect to whether or not you should purchase or sell shares or otherwise participate under the Plan. You must make independent investment decisions based on your own judgment and research. The shares held in Plan accounts are not subject to protection under the Securities Investor Protection Act of 1970.

Neither the Fund nor the Plan Agent will be liable for any act performed in good faith or for any good faith omission to act or failure to act, including, without limitation, any claim of liability (i) arising out of failure to terminate a participant’s account, sell stock held in the Plan, deposit certificates or direct registration shares, invest voluntary cash payments or dividends; or (ii) with respect to the prices at which stock is purchased or sold for the participant’s account and the time such purchases or sales are made. Without limiting the foregoing, the Plan Agent will not be liable for any claim made more than 30 days after any instruction to buy or sell stock was given to the Plan Agent.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

Additional Information (unaudited) (continued)

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least thirty days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least thirty days written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company LLC, P.O. Box 922, Wall Street Station, New York, New York, 10269-0560, telephone number (718) 921-8265.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) by calling 1-800-468-6475 or by emailing investor.query@newirelandfund.com; (2) on the Fund’s website located at http://www.newirelandfund.com; (3) on the SEC’s website at http://www.sec.gov; or (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund is available, without charge and upon request, by calling 1-800-468-6475 or by emailing investor.query@newirelandfund.com. This information is also available from the EDGAR database or the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling 1-800-468-6475 or by emailing investor.query@newirelandfund.com, and at http://www.sec.gov.

Advisory Agreement

(In this disclosure, the term “Fund” refers to The New Ireland Fund, Inc., the term “Adviser” refers to Kleinwort Benson Investors International Ltd. and the term “Administrator” refers to BNY Mellon). The Directors, including a majority of the Directors who are not “interested persons” of the Fund under the 1940 Act (the “Independent Directors”), unanimously approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and the Adviser for an additional annual period at an in-person meeting held on March 10, 2015.

In considering whether to approve the renewal of the Advisory Agreement, the Directors reviewed a variety of information provided by the Adviser and the Administrator, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Adviser. The materials provided to the Directors included, among other items: (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmark; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) information about the profitability of the

Additional Information (unaudited) (continued)

Advisory Agreement to the Adviser; (iv) a report prepared by the Adviser in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory arrangement under the 1940 Act and Maryland law. The Directors, including the Independent Directors, also considered other matters such as: (i) the Adviser’s financial results and financial condition; (ii) the Fund’s investment objective and strategies; (iii) the Adviser’s investment personnel and operations; (iv) the procedures employed to determine the value of the Fund’s assets; (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (vii) possible conflicts of interest. Throughout the process, the Board was afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Directors in connection with their annual consideration of the continuation of the Advisory Agreement, the Directors received materials in advance of each regular quarterly meeting of the Board that provided information relating to the services provided by the Adviser.

The Independent Directors were advised by separate independent legal counsel throughout the process. The Independent Directors also discussed the proposed continuances in a private session with counsel at which no representatives of the Adviser were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Fund, the Directors considered all factors they believed relevant, including the following:

1)	the total compensation to be received, directly or indirectly, by the Adviser;

2)	the expenses incurred by the Adviser in performing services under the Agreement;

3)	the Fund’s expense ratio;

4)	the possible reduction in advisory fees to reflect economies of scale;

5)	competitive prices for comparable services;

6)	competitive expense ratios; and

7)	past performance and reliability of the Adviser.

The Directors did not identify any single factor as determinative. Individual Directors may have evaluated information presented differently from one another, giving different weights to different factors.

Matters considered by the Directors, including the Independent Directors, in connection with their approval of the Advisory Agreement are included in the factors listed below.

Nature, Extent and Quality of Services Provided by the Adviser

The Directors considered the nature, extent and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services continue to expand as a result of regulatory and other market developments. The Directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own compliance program and coordinates certain activities with the Fund’s Chief Compliance

Additional Information (unaudited) (continued)

Officer, and these compliance programs are routinely refined and enhanced in light of new regulatory requirements and current market conditions. The Directors considered the Adviser’s investment experience, the quality of the investment research capabilities of the Adviser and the other resources dedicated to performing services for the Fund. The quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Fund’s other service providers, also were considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

At the request of the Directors, the Adviser provided information concerning the profitability to the Adviser of the Advisory Agreement. The Directors reviewed with the Adviser assumptions and methods of allocation used by the Adviser in preparing this Fund-specific profitability data. The Directors recognized that it is difficult to make comparisons of profitability from investment advisory contracts. This is because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the type of clients it advises, its business mix, and numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. In considering profitability information, the Directors considered the effect of fall-out benefits on the Adviser’s expenses. The Directors recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides, to the Fund. Based on their review, they concluded they were satisfied that the Adviser’s level of profitability, from its relationship with the Fund, was not excessive.

Fall-Out Benefits

The Directors also considered so-called “fall-out benefits” to the Adviser and its affiliates, such as reputational and other benefits from the Adviser’s association with the Fund. The Directors considered any possible conflicts of interest associated with these fall-out and other benefits.

The Adviser advised the Directors that no portfolio transactions were expected to be allocated pursuant to arrangements whereby the Adviser receives brokerage and research services from brokers that execute the Fund’s purchases and sales of securities. As a result, none of the Adviser’s research or other expenses was anticipated to be offset by the use of the Fund’s commissions.

Investment Results

The Directors considered the investment results of the Fund as compared to the five other single country developed markets closed-end equity funds (“Peer Funds”) based on the information provided by Lipper, Inc., an independent third-party provider of investment company data, and by reviewing the performance of the Fund’s benchmark. In addition to the information received by the Directors for the Meeting, the Directors receive detailed performance information for the Fund at each regular Board meeting during the year.

The comparative information showed that the performance of the Fund compared favorably to the Peer Funds and was above that of its benchmark over the one-, three-, five-and 10-year periods ended January 31, 2015. It was also noted that the Fund’s diversification requirements limited its investment flexibility compared to other advisory

Additional Information (unaudited) (continued)

accounts advised by the Adviser. Based upon this review, the Directors concluded that the Fund’s relative investment performance over time had been satisfactory.

Advisory Fee

The Adviser reviewed with the Directors the major differences in the scope of services it provides to institutional clients and to the Fund. For example, despite not being required, under the Advisory Agreement, the Adviser provides, among other things, consultants who serve as officers of the Fund (which officers provide required certifications, with the attendant costs and exposure to liability). The Adviser also assists in coordinating the provision of services to the Fund by certain nonaffiliated service providers. In looking at fee comparisons, the Directors took these aspects into consideration.

The information provided by Lipper showed that the Fund’s effective combined advisory fee and administration fee rate of approximately 0.804% (based on net assets at October 31, 2014) was well within the range of advisory fees and administration fees paid by the Peer Funds, and was below the median for the group.

The Directors recognized the limitations on the usefulness of these comparisons, given the potential varying nature, extent and quality of the services provided by the advisers of other portfolios. Similar limitations are inherent in comparing services being provided by the Adviser to its other clients.

The Directors took into account that, although the Adviser may realize economies of scale in managing the Fund as its assets increase, there are substantial restraints on the growth of Fund assets. These are: (a) a public offering may only reasonably be made in rights offerings, or when the market price of the Fund’s shares exceeds the Fund’s net asset value per share; and (b) stockholders either take dividends or distributions in cash or they reinvest them in secondary market purchases of Fund shares, neither of which serves to increase Fund assets.

The Directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of the Peer Funds. It was noted that the Fund’s total expense ratio of 1.675% was higher in comparison to the median of the expense ratios of the Peer Funds. The Directors considered the factors that impacted the Fund’s expenses.

After considering this information, the Directors concluded that they believed that the Fund’s advisory fee was reasonable, with the breakpoint in the advisory fee being set at a relatively low level of assets. They also concluded that the absolute dollar fees paid to the Adviser were appropriate in light of the commitment required to advise the Fund, and that they were satisfied with the nature and quality of the services provided.

In addition, the Directors recognized that many industry observers have noted that the level of services required and risks involved in managing registered investment companies are significantly different from those for pension and institutional accounts and that market fees vary accordingly.

Based on their evaluation of all factors that they deemed to be materials, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the investment advisory arrangements between the Fund and the Adviser were fair and reasonable and that the renewal of the Advisory Agreement would be in the best interest of the Fund and its shareholders. Accordingly, the Board, including the Independent Directors voting separately, approved the Advisory Agreement for an additional one-year term.

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The New Ireland Fund, Inc.

Directors and Officers

Peter J. Hooper	– Director and Chairman of the Board
Sean Hawkshaw	– Director and President
David Dempsey	– Director
Margaret Duffy	– Director
Lelia Long	– Treasurer
Bryan Deering	– Assistant Treasurer
Vincenzo Scarduzio	– Secretary
Salvatore Faia	– Chief Compliance Officer

Investment Adviser

Kleinwort Benson Investors

International Ltd.

One Boston Place

201 Washington St,

Boston, MA 02109

Administrator

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

U.S. Bank, N.A.

1555 N. Rivercenter Dr., MK-WI-5302

Milwaukee, WI 53212

Shareholder Servicing Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Correspondence

All correspondence should be addressed to:

The New Ireland Fund, Inc.

c/o BNY Mellon Center

One Boston Place

201 Washington Street

34th Floor

Boston, MA 02109

Telephone inquiries should be directed to:

1-800-GO-TO-IRL (1-800-468-6475)

Email inquires should be sent to:

investor.query@newirelandfund.com

Website address:

www.newirelandfund.com

IR-SAR 4/15

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                             The New Ireland Fund, Inc.

By (Signature and Title)*      /s/ Sean Hawkshaw

Sean Hawkshaw, President

(principal executive officer)

Date    06/22/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*      /s/ Sean Hawkshaw

Sean Hawkshaw, President

(principal executive officer)

Date    06/22/2015

By (Signature and Title)*      /s/ Lelia Long

Lelia Long, Treasurer

(principal financial officer)

Date    06/23/2015

* Print the name and title of each signing officer under his or her signature.